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                                TRIMEDYNE, INC.
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

         We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (File No. 333-02027) of Trimedyne, Inc. of our report dated November 15, 1999 appearing on page F-2 of this Form 10-KSB.



McKennon, Wilson & Morgan, LLP
Irvine, CA
November 30, 1999